WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	July 27, 2010
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS SECOND QUARTER 2010 FINANCIAL RESULTS

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) reported a net loss of $18.0 million for the second quarter of 2010 compared to net losses of $6.3 million and $21.3 million, respectively, in the first quarter of 2010 and in the second quarter of 2009.  Including the $4.1 million dividend paid each quarter to the U.S. Treasury on the preferred stock issued under TARP, the loss per diluted common share was $.23 for the second quarter of 2010, $.11 for the first quarter of 2010 and $.38 for the second quarter of 2009.
"We are disappointed that the economy remained sluggish during the second quarter and did not show the signs of improvement we were expecting," said John C. Hope, III, Chairman and CEO.  "It has become increasingly difficult to predict the timing of a solid economic recovery, and this, coupled with the impact the Gulf oil spill appears to be having on business activity in our markets, has tempered our optimism for the remainder of 2010.  The continued good performance from our core businesses, and the traction we are gaining as we implement the initiatives in our Strategic Plan, are being overshadowed by the impact of current economic conditions on our credit metrics.  However, our long-term earnings capacity, the underlying strengths of our franchise and our capital position all remain strong."

HIGHLIGHTS OF SECOND QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the second quarter of 2010 were $8.0 billion, down $94 million, or 1%, from March 31, 2010.  Funding of new relationships, mainly in Louisiana markets, and stability in the existing loan portfolio helped partially offset the decline from gross charge-offs, foreclosures and problem loan sales.
Average loans for the second quarter of 2010 totaled $8.1 billion, down $159 million, or 2%, compared to the first quarter of 2010.  Average earning assets of $10.3 billion were also down 2%.
Deposits and Funding
Average deposits in the second quarter of 2010 were $8.9 billion, down $131 million, or less than 2%, from the first quarter of 2010.  Total period-end deposits at June 30, 2010 of $8.8 billion were also down less than 2% compared to March 31, 2010.
Noninterest-bearing deposits of $3.2 billion at June 30, 2010 were down $69 million, or 2%, from the end of the first quarter of 2010, while average noninterest-bearing deposits were virtually unchanged between these periods.  Noninterest-bearing demand deposits comprised almost 37% of total average deposits and funded approximately 32% of average earning assets for the quarter.  The percentage of funding from all noninterest-bearing sources totaled 37%.  Higher-cost interest-bearing funds, which include time deposits and borrowings, funded 26% of average earning assets in the second quarter of 2010 unchanged from the first quarter of 2010.
Net Interest Income
The lower level of earning assets was the main factor behind a decrease of $.8 million, or less than 1%, in net interest income (TE) for the second quarter of 2010 compared to the first quarter of 2010. The net interest margin (TE) of 4.15% was unchanged from the first quarter, with both asset yields and funding costs declining moderately between these periods.
Provision for Credit Losses and Credit Quality
Whitney provided $59.0 million for credit losses in the second quarter of 2010, an increase of $21.5 million from the first quarter of 2010, and down $15.0 million from the second quarter of 2009.  As was the case in the past several quarters, the majority of the current quarter’s provision, $35 million, or 60%, came from the Florida portfolio and was predominantly related to real estate credits individually evaluated for impairment.  Approximately $6 million of the Florida provision was related to problem note sales.

The second quarter provision also included $5 million based on an assessment of the impact of the recent oil spill on tourism in Gulf Coast beach communities.  An increase in the level of criticized loans in Texas contributed to most of the remainder of the provision in the second quarter.
 Net loan charge-offs in the second quarter of 2010 were $53.3 million, or 2.65% of average loans on an annualized basis, compared to $37.1 million, or 1.81% of average loans, in the first quarter of 2010.  Approximately 63% of total gross charge-offs came from credits serviced in the Florida market, mainly commercial and residential-related real estate.
 The allowance for loan losses represented 2.88% of total loans at June 30, 2010, up from 2.77% at March 31, 2010 and 2.50% at June 30, 2009.
Classified loans – identified as having a well-defined weakness – totaled $886 million at June 30, 2010, virtually unchanged from March 31, 2010.  Special mention loans – deserving close attention because of a potential weakness – totaled $266 million, a net increase of approximately $75 million from the first quarter of 2010.  The Company’s criticized loan portfolio is the total of classified and special mention loans.  As noted in our pre-release on July 13, 2010, and as discussed in prior quarters, the sluggish economic environment continues to impact various types of credits across our footprint.  During the second quarter, classified loans serviced from Louisiana markets increased $27 million, while those serviced from Texas increased $24 million. The majority of the increase in Louisiana was related to commercial and industrial (C&I) credits, while the majority of the increase in Texas was related to commercial real estate (CRE) credits.  Classified loans decreased $38 million in Florida and $19 million in Alabama from the first quarter of 2010, reflecting mainly charge-offs, foreclosures and note sales.
Management continues to believe that many of the newly classified and special mention credits have lower loss potential compared to the losses incurred on credits impacted by the real estate market problems in Florida.
Nonperforming loans, a subset of classified loans, totaled $451 million at June 30, 2010, a net increase of $15 million from March 31, 2010.  Slightly over 50% of nonperforming loans came from Whitney’s Florida markets, with 21% from Louisiana, 16% from Texas and 11% from Alabama/Mississippi.  Nonperforming loans individually evaluated for impairment, a subset of total nonperforming loans, totaled $376 million at June 30, 2010.  Cumulative charge-offs and the current impaired loss allowance on these loans represented approximately 37% of the contractual principal balances on these credits.  Foreclosed assets totaled $92 million at June 30, 2010, a net increase of approximately $31 million from March 31, 2010.

Impact of the Gulf Coast Oil Spill
On April 20, 2010 the Deepwater Horizon drilling rig, which was operating in the deep waters of the Gulf of Mexico, exploded and sank, resulting in a substantial oil leak from the wellhead.  The spill has caused, and continues to cause, significant disruption to the Gulf’s fishing and tourism industries.  In addition, a six-month drilling moratorium on deepwater rigs was imposed by the U.S. Government, directly impacting 33 rigs and indirectly impacting numerous others.  The owner of the well, BP p.l.c., has committed to compensate those impacted by the oil spill and has established a fund to pay claims.
Whitney management and bankers continue to review credits and talk to both customers and industry experts to determine the potential impact of the spill on the Company’s loan portfolio.  This review focused initially on three areas: (1) identifying and evaluating our direct exposure to fishing, seafood processing and marinas, (2) assessing the short-term and long-term impact on oil and gas (O&G) industry companies, including the impact of the moratorium, and (3) evaluating the impact on our customers in coastal communities that rely heavily on summer tourism.
The Bank’s direct exposure to the fishing, seafood processing and marina industries totaled approximately $35 million in outstanding at June 30, 2010 and management currently expects minimal impact to the businesses of our customers within this sector.
Loans outstanding to the O&G sector totaled $762 million, or approximately 10% of total loans at June 30, 2010.  Based on discussions with customers in this industry, and currently available information, management expects minimal near-term impact to their business operations and to the performance of our loans in this portfolio sector.  Management’s current assessment could change depending upon the length of the moratorium on deepwater drilling in the Gulf and the ultimate impact of this disaster on the cost of drilling operations in the future.
 Management has identified approximately $270 million in loans outstanding that could be directly and indirectly impacted by a downturn in tourism, and management is closely monitoring this portion of the loan portfolio.  As noted earlier, the provision for credit losses in the second quarter of 2010 included $5 million based on the assessment of the estimated impact of the oil spill on tourism-related businesses in these Gulf Coast beach communities.
Noninterest Income
Noninterest income for the second quarter of 2010 was up $3.5 million, or 12%, from the first quarter of 2010.

Most recurring sources of income registered increases, reflecting increased activity and the benefit of recent marketing campaigns.  Deposit service charge income was up 2%, or $.2 million, bankcard fees increased 10%, or $.5 million, and secondary mortgage market income was up 9%, or approximately $.2 million, during the quarter.  Management expects that the new consumer protection regulations that are being implemented in the third quarter of 2010 and the expiration of the federal tax credit for new homebuyers could result in modestly lower levels of fee income for the remainder of 2010.
Other noninterest income for the second quarter was up $2.5 million compared to the first quarter, including a $1.3 million insurance settlement gain related to the hurricanes in 2008 and a gain of $.8 million from the sale of surplus banking property.
Noninterest Expense
Total noninterest expense for the second quarter of 2010 increased less than 1%, or $.4 million, from the first quarter of 2010.
Total personnel expense for the second quarter of 2010 decreased $.4 million, or less than 1%, from the first quarter of 2010.   Employee compensation increased $1.7 million mainly as a result of the company-wide annual merit increase and final adjustments to 2009 annual sales-based incentive plan compensation in the first quarter of 2010.  No management cash bonus was accrued during the first half of 2010 or during all of 2009.  Employee benefits declined $2.0 million during the second quarter on reductions in the annual cost of retirement benefit plans and a normal decrease in payroll taxes from beginning of year levels.
Loan collection costs, together with foreclosed asset management expenses and provisions for valuation losses, totaled $6.0 million in the second quarter of 2010, down from $6.3 million in the first quarter of 2010.  Legal and other professional services were up $4.1 million during the second quarter and included services associated with collection of problem credits, technology initiatives, and compliance and other regulatory projects.
Other noninterest expense was down $3.3 million in the second quarter of 2010.  The first quarter of 2010 included an estimated $4.5 million loss resulting from repurchase obligations on certain mortgage loans originated and sold by a recently acquired entity.  The second quarter of 2010 included $.4 million for the value of the annual directors’ stock award and an additional $.5 million in deposit insurance assessments.

Capital
“We believe our strong capital base will allow us to remain opportunistic in disposing of problem assets,” said Hope.  The Company’s tangible common equity ratio increased to 8.49% at June 30, 2010, compared to 8.38% at March 31, 2010.  The Company’s leverage ratio at June 30, 2010 declined to 10.48% compared to 10.61% at March 31, 2010.  The slight decline was mainly related to an adjustment in the amount of deferred tax assets disallowed for regulatory capital calculations.  Regulatory capital ratios remain above those required for the Company and Whitney National Bank to be considered well-capitalized institutions.

Conference Call and Additional Financial Information
Management will host a conference call today at 3:00 p.m. CST to review second quarter 2010 results.  Analysts and investors may dial in and participate in the question/answer session.  A live listen-only webcast of the call will be available under the Investor Relations section of our website at http://www.whitneybank.com.  To participate in the Q&A portion of the call, dial (877) 354-4079 or (408) 427-3700.
An audio archive of the conference call will be available under the Investor Relations section of our website.  A replay of the call will also be available through August 3, 2010 by dialing (800) 642-1687 or (706) 645-9291, passcode 86132986.
This earnings release, including additional financial tables and a slide presentation related to second quarter results, is posted in the Investor Relations section of the Company's website at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2010.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

-----

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding credit quality metrics in the loan portfolio and specific industry and geographic segments within the loan portfolio, future profitability, the impact of the oil spill in the Gulf on Whitney’s loan portfolio, the timing and strength of any economic recovery, impact from new regulations, the overall capital strength of Whitney and its ability to dispose of problem assets.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).
You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

(WTNY-E)

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
	Second	First	Second	Six Months Ended
	Quarter	Quarter	Quarter	June 30
(dollars in thousands, except per share data)	2010	2010	2009	2010		2009

INCOME DATA
Net interest income	$105,869	$106,629	$110,572		$212,498		$222,187
Net interest income (tax-equivalent)	106,810	107,584	111,820		214,394		224,744
Provision for credit losses	59,000	37,500	74,000		96,500		139,000
Noninterest income	31,761	28,247	32,431		60,008		61,697
Net securities gains in noninterest income	-	-	-		-		-
Noninterest expense	110,147	109,706	111,807		219,853		208,655
Net income (loss)	(17,993)	(6,280)	(21,301)		(24,273)		(32,440)
Net income (loss) to common shareholders	(22,060)	(10,347)	(25,368)		(32,407)		(40,532)

QUARTER-END BALANCE SHEET DATA
Loans	$7,979,371	$8,073,498	$8,791,840		$7,979,371		$8,791,840
Investment securities	2,076,313	2,042,307	1,942,365		2,076,313		1,942,365
Earning assets	10,214,267	10,395,252	10,861,061		10,214,267		10,861,061
Total assets	11,416,761	11,580,806	11,975,082		11,416,761		11,975,082
Noninterest-bearing deposits	3,229,244	3,298,095	3,081,617		3,229,244		3,081,617
Total deposits	8,819,051	8,961,957	9,144,041		8,819,051		9,144,041
Shareholders' equity	1,674,166	1,676,240	1,487,994		1,674,166		1,487,994

AVERAGE BALANCE SHEET DATA
Loans	$8,051,668	$8,210,283	$8,945,911		$8,130,537		$9,006,994
Investment securities	2,021,359	2,008,095	1,906,932		2,014,764		1,896,105
Earning assets	10,314,161	10,482,211	11,062,643		10,397,722		11,058,646
Total assets	11,503,150	11,656,777	12,140,311		11,579,539		12,149,729
Noninterest-bearing deposits	3,255,019	3,260,794	3,082,248		3,257,891		3,116,242
Total deposits	8,895,731	9,026,703	9,212,882		8,960,855		9,166,202
Shareholders' equity	1,676,468	1,684,537	1,520,609		1,680,480		1,526,916

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .23)	$ ( .11)	$ ( .38)	$	( .34)	$	( .60)
Diluted	( .23)	( .11)	( .38)		( .34)		( .60)
Cash dividends per share	$.01	$.01	$.01		$.02		$.02
Book value per share, end of period	$14.29	$14.32	$17.63		$14.29		$17.63
Tangible book value per share, end of period	$9.65	$9.67	$10.93		$9.65		$10.93
Trading data
High sales price	$15.29	$14.53	$15.33		$15.29		$16.16
Low sales price	9.25	9.05	8.33		9.05		8.17
End-of-period closing price	9.25	13.79	9.16		9.25		9.16
Trading volume	75,477,402	67,377,896	62,308,611		142,855,298		111,204,886

RATIOS
Return on average assets	(.63)%	(.22)%	(.70)%		(.42)%		(.54)%
Return on average common equity	(6.41)	(3.02)	(8.30)		(4.72)		(6.63)
Net interest margin (TE)	4.15	4.15	4.05		4.15		4.09
Average loans to average deposits	90.51	90.96	97.10		90.73		98.26
Efficiency ratio	79.49	80.77	77.51		80.12		72.84
Annualized expenses to average assets	3.83	3.76	3.68		3.80		3.43
Allowance for loan losses to loans, end of period	2.88	2.77	2.50		2.88		2.50
Annualized net charge-offs to average loans	2.65	1.81	2.09		2.22		1.75
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	6.73	6.12	5.17		6.73		5.17
Average shareholders' equity to average total assets	14.57	14.45	12.53		14.51		12.57
Tangible common equity to tangible assets,
end of period	8.49	8.38	6.42		8.49		6.42
Leverage ratio, end of period	10.48	10.61	9.21		10.48		9.21
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY HIGHLIGHTS
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2010	2010	2009	2009	2009

INCOME DATA
Net interest income	$105,869	$106,629	$111,391	$109,854	$110,572
Net interest income (tax-equivalent)	106,810	107,584	112,396	110,975	111,820
Provision for credit losses	59,000	37,500	39,500	80,500	74,000
Noninterest income	31,761	28,247	29,026	29,227	32,431
Net securities gains in noninterest income	-	-	139	195	-
Noninterest expense	110,147	109,706	104,143	103,596	111,807
Net income (loss)	(17,993)	(6,280)	318	(30,024)	(21,301)
Net income (loss) to common shareholders	(22,060)	(10,347)	(3,749)	(34,091)	(25,368)

QUARTER-END BALANCE SHEET DATA
Loans	$7,979,371	$8,073,498	$8,403,443	$8,476,989	$8,791,840
Investment securities	2,076,313	2,042,307	2,050,440	2,005,881	1,942,365
Earning assets	10,214,267	10,395,252	10,699,847	10,561,425	10,861,061
Total assets	11,416,761	11,580,806	11,892,141	11,656,468	11,975,082
Noninterest-bearing deposits	3,229,244	3,298,095	3,301,354	3,130,426	3,081,617
Total deposits	8,819,051	8,961,957	9,149,894	8,880,377	9,144,041
Shareholders' equity	1,674,166	1,676,240	1,681,064	1,465,431	1,487,994

AVERAGE BALANCE SHEET DATA
Loans	$8,051,668	$8,210,283	$8,434,397	$8,661,806	$8,945,911
Investment securities	2,021,359	2,008,095	2,025,103	1,966,020	1,906,932
Earning assets	10,314,161	10,482,211	10,635,573	10,723,215	11,062,643
Total assets	11,503,150	11,656,777	11,733,149	11,796,108	12,140,311
Noninterest-bearing deposits	3,255,019	3,260,794	3,222,748	3,083,404	3,082,248
Total deposits	8,895,731	9,026,703	9,017,220	9,076,350	9,212,882
Shareholders' equity	1,676,468	1,684,537	1,629,312	1,485,525	1,520,609

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .23)	$ ( .11)	$ ( .04)	$ ( .50)	$ ( .38)
Diluted	( .23)	( .11)	( .04)	( .50)	( .38)
Cash dividends per share	$.01	$.01	$.01	$.01	$.01
Book value per share, end of period	$14.29	$14.32	$14.37	$17.30	$17.63
Tangible book value per share, end of period	$9.65	$9.67	$9.71	$10.63	$10.93
Trading data
High sales price	$15.29	$14.53	$9.69	$11.27	$15.33
Low sales price	9.25	9.05	7.78	7.94	8.33
End-of-period closing price	9.25	13.79	9.11	9.54	9.16
Trading volume	75,477,402	67,377,896	79,863,609	49,059,850	62,308,611

RATIOS
Return on average assets	(.63)%	(.22)%	.01%	(1.01)%	(.70)%
Return on average common equity	(6.41)	(3.02)	(1.11)	(11.36)	(8.30)
Net interest margin (TE)	4.15	4.15	4.20	4.11	4.05
Average loans to average deposits	90.51	90.96	93.54	95.43	97.10
Efficiency ratio	79.49	80.77	73.71	73.99	77.51
Annualized expenses to average assets	3.83	3.76	3.55	3.51	3.68
Allowance for loan losses to loans, end of period	2.88	2.77	2.66	2.81	2.50
Annualized net charge-offs to average loans	2.65	1.81	2.59	2.86	2.09
Nonperforming assets to loans plus foreclosed
assets and surplus property, end of period	6.73	6.12	5.52	5.34	5.17
Average shareholders' equity to average total assets	14.57	14.45	13.89	12.59	12.53
Tangible common equity to tangible assets,
end of period	8.49	8.38	8.18	6.42	6.42
Leverage ratio, end of period	10.48	10.61	11.05	8.99	9.21
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	Second	First	Second	Six Months Ended
	Quarter	Quarter	Quarter	June 30
(dollars in thousands)	2010	2010	2009	2010	2009
ASSETS
EARNING ASSETS
Loans	$8,051,668	$8,210,283	$8,945,911	$8,130,537	$9,006,994
Investment securities
Securities available for sale	1,858,996	1,838,179	1,712,510	1,848,645	1,696,919
Securities held to maturity	162,363	169,916	194,422	166,119	199,186
Total investment securities	2,021,359	2,008,095	1,906,932	2,014,764	1,896,105
Federal funds sold and short-term investments	213,031	243,123	151,325	227,994	109,589
Loans held for sale	28,103	20,710	58,475	24,427	45,958
Total earning assets	10,314,161	10,482,211	11,062,643	10,397,722	11,058,646
NONEARNING ASSETS
Goodwill and other intangible assets	447,596	449,009	454,799	448,298	455,985
Accrued interest receivable	34,791	36,086	38,562	35,435	39,490
Other assets	941,391	925,851	797,389	933,664	789,701
Allowance for loan losses	(234,789)	(236,380)	(213,082)	(235,580)	(194,093)

Total assets	$11,503,150	$11,656,777	$12,140,311	$11,579,539	$12,149,729

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,148,590	$1,247,118	$1,149,259	$1,197,582	$1,202,528
Money market investment deposits	1,765,839	1,794,820	1,693,473	1,780,249	1,504,768
Savings deposits	868,829	849,006	901,962	858,972	905,055
Other time deposits	728,121	781,806	839,565	754,815	854,971
Time deposits $100,000 and over	1,129,333	1,093,159	1,546,375	1,111,346	1,582,638
Total interest-bearing deposits	5,640,712	5,765,909	6,130,634	5,702,964	6,049,960

Short-term borrowings	624,931	644,838	1,100,222	634,830	1,151,731
Long-term debt	199,751	199,711	199,449	199,731	191,425
Total interest-bearing liabilities	6,465,394	6,610,458	7,430,305	6,537,525	7,393,116
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,255,019	3,260,794	3,082,248	3,257,891	3,116,242
Accrued interest payable	8,910	12,554	16,596	10,722	18,623
Other liabilities	97,359	88,434	90,553	92,921	94,832
Total liabilities	9,826,682	9,972,240	10,619,702	9,899,059	10,622,813
SHAREHOLDERS' EQUITY
Preferred	295,454	295,140	294,186	295,298	294,029
Common	1,381,014	1,389,397	1,226,423	1,385,182	1,232,887
Total shareholders' equity	1,676,468	1,684,537	1,520,609	1,680,480	1,526,916

Total liabilities and shareholders' equity	$11,503,150	$11,656,777	$12,140,311	$11,579,539	$12,149,729

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,848,767	$3,871,753	$3,632,338	$3,860,197	$3,665,530

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	June 30	March 31	December 31	September 30	June 30
(dollars in thousands)	2010	2010	2009	2009	2009
ASSETS
Cash and due from financial institutions	$200,075	$198,912	$216,347	$209,523	$228,452
Federal funds sold and short-term investments	130,113	256,505	212,219	54,729	58,026
Loans held for sale	28,470	22,942	33,745	23,826	68,830
Investment securities
Securities available for sale	1,915,587	1,877,653	1,875,495	1,821,246	1,749,338
Securities held to maturity	160,726	164,654	174,945	184,635	193,027
Total investment securities	2,076,313	2,042,307	2,050,440	2,005,881	1,942,365
Loans	7,979,371	8,073,498	8,403,443	8,476,989	8,791,840
Allowance for loan losses	(229,884)	(223,890)	(223,671)	(238,600)	(219,465)
Net loans	7,749,487	7,849,608	8,179,772	8,238,389	8,572,375
Bank premises and equipment	227,620	226,105	223,142	216,722	213,227
Goodwill	435,678	435,678	435,678	435,678	435,678
Other intangible assets	11,284	12,621	14,116	15,850	18,042
Accrued interest receivable	29,783	33,277	32,841	34,671	34,085
Other assets	527,938	502,851	493,841	421,199	404,002
Total assets	$11,416,761	$11,580,806 $	$ 11,892,141	$11,656,468	$11,975,082

LIABILITIES
Noninterest-bearing demand deposits	$3,229,244	$3,298,095	$3,301,354 $	$ 3,130,426	$3,081,617
Interest-bearing deposits	5,589,807	5,663,862	5,848,540	5,749,951	6,062,424
Total deposits	8,819,051	8,961,957	9,149,894	8,880,377	9,144,041
Short-term borrowings	599,106	610,344	734,606	991,189	1,014,940
Long-term debt	199,764	199,722	199,707	199,589	199,626
Accrued interest payable	9,794	12,598	11,908	14,505	16,886
Other liabilities	114,880	119,945	114,962	105,377	111,595
Total liabilities	9,742,595	9,904,566	10,211,077	10,191,037	10,487,088
SHAREHOLDERS' EQUITY
Preferred stock	295,608	295,291	294,974	294,657	294,340
Common stock	2,800	2,800	2,800	2,800	2,800
Capital surplus	620,111	618,392	617,038	398,069	396,629
Retained earnings	756,127	779,158	790,481	795,199	829,976
Accumulated other comprehensive income (loss)	12,217	(6,704)	(11,532)	(12,597)	(23,054)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,674,166	1,676,240	1,681,064	1,465,431	1,487,994
Total liabilities and shareholders' equity $	11,416,761	$11,580,806 $	$ 11,892,141 $	$ 11,656,468 $	$ 11,975,082

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	Second	First	Second	Six Months Ended
	Quarter	Quarter	Quarter	June 30
(dollars in thousands, except per share data)	2010	2010	2009	2010	2009
INTEREST INCOME
Interest and fees on loans	$98,778	$100,130	$110,353	$198,908	$222,167
Interest and dividends on investments	20,076	20,502	20,457	40,578	41,353
Interest on federal funds sold and
short-term investments	157	179	204	336	382
Total interest income	119,011	120,811	131,014	239,822	263,902
INTEREST EXPENSE
Interest on deposits	10,398	11,420	17,360	21,818	34,866
Interest on short-term borrowings	255	276	570	531	1,848
Interest on long-term debt	2,489	2,486	2,512	4,975	5,001
Total interest expense	13,142	14,182	20,442	27,324	41,715
NET INTEREST INCOME	105,869	106,629	110,572	212,498	222,187
PROVISION FOR CREDIT LOSSES	59,000	37,500	74,000	96,500	139,000
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	46,869	69,129	36,572	115,998	83,187
NONINTEREST INCOME
Service charges on deposit accounts	8,662	8,482	9,396	17,144	19,232
Bank card fees	6,217	5,674	4,620	11,891	9,007
Trust service fees	3,076	2,908	3,187	5,984	6,153
Secondary mortgage market operations	2,050	1,882	3,091	3,932	4,926
Other noninterest income	11,756	9,301	12,137	21,057	22,379
Securities transactions	-	-	-	-	-
Total noninterest income	31,761	28,247	32,431	60,008	61,697
NONINTEREST EXPENSE
Employee compensation	40,719	39,044	40,868	79,763	79,460
Employee benefits	9,004	11,051	10,485	20,055	21,807
Total personnel	49,723	50,095	51,353	99,818	101,267
Net occupancy	9,706	9,945	9,606	19,651	19,282
Equipment and data processing	6,923	6,594	6,528	13,517	12,882
Legal and other professional services	9,329	5,232	4,639	14,561	9,326
Deposit insurance and regulatory fees	6,491	6,013	9,879	12,504	13,464
Telecommunication and postage	3,022	3,085	2,952	6,107	6,049
Corporate value and franchise taxes	1,588	1,698	2,402	3,286	4,773
Amortization of intangibles	1,337	1,495	2,251	2,832	4,841
Provision for valuation losses on foreclosed assets	3,479	3,088	5,083	6,567	5,800
Nonlegal loan collection and other foreclosed asset costs	2,560	3,173	2,457	5,733	3,716
Other noninterest expense	15,989	19,288	14,657	35,277	27,255
Total noninterest expense	110,147	109,706	111,807	219,853	208,655
Income (loss) before income taxes	(31,517)	(12,330)	(42,804)	(43,847)	(63,771)
Income tax expense	(13,524)	(6,050)	(21,503)	(19,574)	(31,331)
Net income (loss)	$(17,993)	$(6,280)	$(21,301)	$(24,273)	$(32,440)
Preferred stock dividends	4,067	4,067	4,067	8,134	8,092
Net income (loss) to common shareholders	$(22,060)	$(10,347)	$(25,368)	$(32,407)	$(40,532)

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.23)	$(.11)	$(.38)	$(.34)	$(.60)
Diluted	(.23)	(.11)	(.38)	(.34)	(.60)
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	96,538,261	96,534,425	67,484,913	96,563,354	67,475,259
Diluted	96,538,261	96,534,425	67,484,913	96,563,354	67,475,259
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.01	$.02	$.02

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	Second	First	Second	Six Months Ended
	Quarter	Quarter	Quarter	June 30
	2010	2010	2009	2010	2009

EARNING ASSETS
Loans**	4.91%	4.93%	4.92%	4.92%	4.96%
Investment securities	4.15	4.26	4.51	4.20	4.59
Federal funds sold and short-term investments	.30	.30	.54	.30	.70
Total interest-earning assets	4.66%	4.70%	4.79%	4.68%	4.85%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.35%	.36%	.37%	.36%	.37%
Money market investment deposits	.74	.82	1.10	.78	.92
Savings deposits	.15	.15	.16	.15	.16
Other time deposits	1.31	1.39	2.14	1.35	2.31
Time deposits $100,000 and over	1.22	1.37	1.77	1.29	1.94
Total interest-bearing deposits	.74%	.80%	1.14%	.77%	1.16%

Short-term borrowings	.16	.17	.21	.17	.32
Long-term debt	4.98	4.98	5.04	4.98	5.23
Total interest-bearing liabilities	.81%	.87%	1.10%	.84%	1.14%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.85%	3.83%	3.69%	3.84%	3.71%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	4.15%	4.15%	4.05%	4.15%	4.09%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.51%	.55%	.74%	.53%	.76%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	Second	First	Second	Six Months Ended
	Quarter	Quarter	Quarter	June 30
(dollars in thousands)	2010	2010	2009	2010	2009

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$223,890	$223,671	$194,179	$223,671	$161,109
Provision for credit losses	59,300	37,300	72,000	96,600	137,000
Loans charged off	(57,948)	(39,987)	(48,544)	(97,935)	(82,373)
Recoveries on loans previously charged off	4,642	2,906	1,830	7,548	3,729
Net loans charged off	(53,306)	(37,081)	(46,714)	(90,387)	(78,644)
Allowance at end of period	$229,884	$223,890	$219,465	$229,884	$219,465

Allowance for loan losses as a percentage of
loans, at end of period	2.88%	2.77%	2.50%	2.88%	2.50%

Annualized net charge-offs as a percentage
of average loans	2.65	1.81	2.09	2.22	1.75

Annualized gross charge-offs as a percentage of
average loans	2.88	1.95	2.17	2.41	1.83

Recoveries as a percentage of gross charge-offs	8.01	7.27	3.77	7.71	4.53

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,400	$2,200	$800	$2,200	$800
Provision for credit losses	(300)	200	2,000	(100)	2,000
Reserve at end of period	$2,100	$2,400	$2,800	$2,100	$2,800

	June 30	March 31	December 31	September 30	June 30
(dollars in thousands)	2010	2010	2009	2009	2009

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$451,405	$436,680	$414,075	$405,852	$413,174
Restructured loans accruing	-	-	-	-	-
Total nonperforming loans	451,405	436,680	414,075	405,852	413,174
Foreclosed assets and surplus property	91,506	60,879	52,630	49,737	43,625
Total nonperforming assets	$542,911	$497,559	$466,705	$455,589	$456,799
Loans 90 days past due still accruing	$10,539	$17,591	$23,386	$15,077	$20,364

Nonperforming assets as a percentage of loans
plus foreclosed assets and surplus property,
at end of period	6.73%	6.12%	5.52%	5.34%	5.17%

Allowance for loan losses as a percentage of
nonperforming loans, at end of period	50.93	51.27	54.02	58.79	53.12

Loans 90 days past due still accruing as a
percentage of loans, at end of period	.13	.22	.28	.18	.23

15
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2010		2009
(dollars in millions)		June	March	December	September	June

Commercial, financial & agricultural		$2,895	$2,869	$3,075	$3,064	$3,258
Owner-occupied real estate		1,053	1,069	1,080	1,057	1,077
Total commercial & industrial		3,948	3,938	4,155	4,121	4,335
Commercial real estate:
Construction, land & land development		1,396	1,479	1,537	1,702	1,779
CRE - other		1,197	1,217	1,246	1,220	1,235
Total commercial real estate		2,593	2,696	2,783	2,922	3,014
Residential mortgage		1,007	1,015	1,035	1,011	1,028
Consumer		431	424	430	423	415
Total loans		$7,979	$8,073	$8,403	$8,477	$8,792

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT JUNE 30, 2010
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial, financial & agricultural	$2,150	$410	$113	$222	$2,895	36%
Owner-occupied real estate	654	121	189	89	1,053	13%
Total commercial & industrial	2,804	531	302	311	3,948	49%
Commercial real estate:
Construction, land & land development	446	440	298	212	1,396	18%
CRE - other	585	154	324	134	1,197	15%
Total commercial real estate	1,031	594	622	346	2,593	33%
Residential mortgage	555	149	178	125	1,007	13%
Consumer	296	21	70	44	431	5%
Total	$4,686	$1,295	$1,172	$826	$7,979	100%
Percent of total	59%	16%	15%	10%	100%

CLASSIFIED LOANS AT JUNE 30, 2010
						Percent
						of loan
				Alabama/		category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial, financial & agricultural	$ 72	$ 29	$ 11	$ 14	$ 126	4%
Owner-occupied real estate	53	15	43	19	130	12%
Total commercial & industrial	125	44	54	33	256	6%
Commercial real estate:
Construction, land & land development	32	111	121	38	302	22%
CRE - other	41	39	98	24	202	17%
Total commercial real estate	73	150	219	62	504	19%
Residential mortgage	40	7	50	17	114	11%
Consumer	4	1	5	2	12	3%
Total	$242	$202	$328	$114	$886	11%
Percent of regional loan total	5%	16%	28%	14%	11%

2Q10 Supplemental Data
July 27, 2010

Other CRE
15%
Commercial, fin'l & ag
36%
Commercial construction, land & land development
18%
Residential Mortgage
13%
Consumer
5%
Owner-occupied RE
13%

AL/MS
10%
FL
15%
LA
59%
TX
16%

Total: $8.0B
Average Yield: 4.91%

It takes a Whitney Banker.

WHITNEY HOLDING CORPORATION

2
2
Commercial and Business Banking Focus
Loan mix
Note: Financial data as of June 30, 2010
Geographic Distribution
C&I
CRE

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

3
3
CRE: Construction, Land & Land Development Loans
Note: Financial data as of June 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 68	$ 52	$ 30	$ 17	$ 167
Land & Lots:
Residential	145	24	115	69	353
Commercial	118	83	62	52	315
Retail	28	134	13	17	192
Office Buildings	12	35	23	1	71
Hotel/motel	--	--	28	--	28
Multifamily	22	72	--	21	115
Industrial/ warehouse	13	7	2	5	27
Other	40	33	25	30	128
Total	$ 446	$ 440	$ 298	$ 212	$ 1,396

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

4
4
CRE: Other Commercial Real Estate Loans
Note: Financial data as of June 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 174	$ 76	$ 86	$ 34	$ 370
Office Buildings	104	19	60	30	213
Hotel/motel	122	4	53	23	202
Multifamily	71	38	40	27	176
Industrial/ warehouse	57	14	52	13	136
Other	57	3	33	7	100
Total	$ 585	$ 154	$ 324	$ 134	$ 1,197

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

C&I: Oil & Gas Portfolio
• Oil and gas
 portfolio 10%
 of total loans
• Currently
 expect
 minimal near-
 term impact
 from oil spill
 in the Gulf
5
Sector	$ Outstanding	% of Total
Exploration & Production	$262	34%
Drilling & Pre-drilling	$165	22%
Transportation	$152	20%
Service & Supply	$151	20%
Other	$32	4%
Total	$762	100%
$s in millions
Note: Financial data as of June 30, 2010

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.2%
0.1%
0.3%
0.1%
0.9%
1.4%
2.1%
2.9%
2.6%
1.8%
2.7%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2

225.0%
175.0%
125.0%
75.0%
25.0%
229.8%
137.3%
135.6%
73.2%
53.5%
53.0%
53.1%
58.8%
54.0%
51.3%
50.9%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.5%
1.0%
0.8%
1.6%
3.6%
4.5%
5.2%
5.3%
5.5%
6.1%
6.7%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
1.0%
1.4%
1.1%
1.2%
1.8%
2.2%
2.5%
2.8%
2.7%
2.8%
2.9%
2004Y
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

6
6
Summary Credit Statistics
NCOs/avg. loans
Allowance for loan losses/loans
NPAs/loans + OREO
Reserves/NPLs
Note: Financial data as of June 30, 2010

400
350
300
250
200
150
100
50
0
LA
TX
FL
AL/MS
1Q10
2Q10

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

7
7
Classified Portfolio By Geograaphy
NPLs are included in total classified portfolio
Note: Financial data as of June 30, 2010

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

8
Classified To Total Loans By Geography
$s in millions	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Total
C&I	125	44	54	33	256	29%
% Classified to Total Loans	4%	8%	18%	11%	7%
CRE	73	150	219	62	504	57%
% Classified to Total Loans	7%	25%	35%	18%	19%
Residential Mortgage	40	7	50	17	114	13%
% Classified to Total Loans	7%	5%	28%	14%	11%
Consumer	4	1	5	2	12	1%
% Classified to Total Loans	1%	5%	7%	5%	3%
Total Classified Loans	$242	$202	$328	$114	$886	100%
% of Portfolio Classified	5%	16%	28%	14%	11%
Note: Financial data as of June 30, 2010
Classified loans include: Substandard and Doubtful

9
Special Mention (OAEM) To Total Loans By Geography
$s in millions	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Total
C&I	13	32	18	2	65	25%
% OAEM to Total Loans	--%	6%	6%	1%	2%
CRE	6	102	56	19	183	69%
% OAEM to Total Loans	1%	17%	9%	6%	7%
Residential Mortgage	5	2	6	2	15	6%
% OAEM to Total Loans	1%	1%	3%	1%	1%
Consumer	3	-	-	-	3	-%
% OAEM to Total Loans	1%	-%	-%	-%	1%
Total OAEM Loans	$27	$136	$80	$23	$266	100%
% of Portfolio OAEM	1%	10%	7%	3%	3%
Note: Financial data as of June 30, 2010

10
10
Construction, Land & Land Development Classified Loans
Note: Financial data as of June 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Residential construction	$ 4	$ 11	$ 14	$ 1	$ 30	18%
Land & Lots:
Residential	16	15	54	24	109	31%
Commercial	8	31	32	5	76	24%
Retail	--	30	7	--	37	19%
Office Buildings	4	7	6	--	17	24%
Hotel/motel	--	--	--	--	--	--
Multifamily	--	15	--	--	15	13%
Industrial/ warehouse	--	--	--	--	--	--
Other	2	--	7	7	16	12%
Total	$ 34	$ 111	$ 120	$ 37	$ 302	21%

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

11
11
Other Commercial Real Estate Classified Loans
Note: Financial data as of June 30, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Retail	$ 3	$ 18	$ 22	$ 12	$ 55	15%
Office Buildings	4	--	8	4	16	8%
Hotel/motel	16	--	17	--	33	16%
Multifamily	12	21	24	3	60	34%
Industrial/ warehouse	5	--	24	5	34	25%
Other	--	--	4	--	4	4%
Total	$ 40	$ 39	$ 99	$ 24	$ 202	17%

Majority of Nonperforming Loans Are Impaired

Impaired

- Nonperforming loans (NPLs) totaled $451 million at June 30, 2010
- Impaired loans, a subset of NPLs, totaled $376 million or 83%
- Majority of impaired loans are collateral dependent
- Impaired loans have been charged-down to the most recent appraised value or reserved to collateral value estimates

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

12
• Cumulative charge-offs and the current impaired loss
 allowance on the impaired loans represented
 approximately 37% of the original contractual
 principal balances on these credits
Note: Data as of June 30, 2010

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

13
Impaired Breakdown By State
Impaired loans ($s in millions)	Current Balance Outstanding (Book Value)	% Charged-Off To-Date of Contractual Balance	% Currently Reserved to Current Book Value
Florida	$198	37%	14%
Alabama/ Mississippi	40	29%	11%
Louisiana	70	13%	11%
Texas	68	9%	10%
Total impaired	$376	28%	12%
Note: Financial data as of June 30, 2010
Percents are not additive. Cumulative charge-offs and the current impaired loss allowance on the total impaired portfolio represented approximately 37% of the original contractual principal balances on these credits.

AL/MS
10%
FL
15%
TX
16%
LA
59%

AL/MS
11%
LA
21%
TX
16%
FL
52%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

	LA	TX	FL	AL/ MS
Loans	$4,686	$1,296	$1,172	$826
Nonperforming Loans (NPLs)	$ 93	$ 73	$ 235	$ 50
NPLs/Loans	2%	6%	20%	6%
14
14
Performing As Expected In Current Economic Conditions
Geographic distribution of loan portfolio
Geographic distribution of NPLs
Note: Financial data as of June 30, 2010
($s in millions)

Total Loans
$8.0 billion

AL/MS
10%
FL
15%
TX
16%
LA
59%

Allowance for Loan Losses
$230 million

Oil spill reserve
2%
AL/MS
13%
LA
27%
TX
14%
FL
44%

Total NPLs
$451 million

AL/MS
11%
LA
21%
TX
16%
FL
52%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

15

ALLL Mainly For Florida Portfolio
Note: Financial data as of June 30, 2010

14%
16%
7%
12%
51%
LA
FL - panhandle
FL - Tampa Bay
AL/MS
TX

- $58 million of gross charge -offs during 2Q10
  - $28 million, or 48%, from CRE credits (includes construction, land and lots)
  - $15 million, or 25%, from residential-related credits (includes construction, land and lots)
  - $13 million, or 23%, from C&I credits
  - $2 million, or 4%, from consumer credits

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

16

Charge-Offs Mainly From Florida Portfolio
Gross Charge-offs by
Geography: 2Q10
Note: Financial data as of June 30, 2010
FL

90
80
70
60
50
40
30
20
10
0
($s in millions)
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
Provision for credit losses
Net Charge-Offs
Allowance for loan losses/loans

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

17

Allowance for Loan Losses Remains Solid

2Q10 Supplemental Data
July 27, 2010